土地租用合同

甲方（地主方）：广州市白云区人和镇大巷村

乙方（用地方）：广州林达照明工业有限公司

甲乙双方为了发展经济，通过友好协商，为保证甲乙双方共同利益，特立如下合同：

一、甲方同意将上述土地三亩出租给乙方，期限为贰拾年（即从 2007 年 7 月 1 日至 2027 年 7 月 30 日止）。

二、乙方同意按上述土地面积三亩，每年每亩捌仟元租金，在租赁期内每伍年按基数价格：（即捌仟元）递增 10%。

三、甲方只是出租土地，乙方负责修建厂房，用电用水一切费用均由乙方负责。

四、乙方在租赁期内，发生一切安全生产问题及劳资纠纷和其他问题，由乙方负责解决，甲方不负任何责任。

五、乙方必须在每年 8 月 3 日前支付租金，如不按时支付租金，超过一个月时间，甲方有权终止本合同，收回所有土地及一切建筑物，并有权不退还乙方保证金，如甲方违约，乙方投资的一切建筑物，甲方双倍赔偿。该土地在租赁期内，如因国家政府征用土地时该移动物品及乙方所建设补偿归乙方。

六、本合同生效后，乙方必须向甲方支付租赁保证金（20000 元），大写贰万元整。

七、甲乙双方租赁期满后，凡属移动设备、设施归乙方所有，房及不动产归甲方所有，在同等条件下优先租给乙方。

八、甲乙双方必须按上述责任及义务条款履行，否则均视为违约，违约方将承担全部赔偿责任。

九、本合同一式两份，甲乙双方各执一份，自甲乙双方签字之日起生效。未尽事宜，补充合同，补充合同与本合同具同等法律效力。

甲方：人和镇大巷村村委会

代表：

2007 年 6 月 20 日

乙方：广州林达照明工业有限公司

代表：

2007 年 6 月 8 日